Commitments and Contingencies	12 Months Ended
Dec. 31, 2020
Disclosure Of Commitments And Contingencies [Abstract]
Commitments and contingencies
33.	Commitments and contingencies
(a)	Commitments

The Company has entered into certain supply agreements to provide dried cannabis and cannabis products to third parties. The contracts require the provision of various amounts of dried cannabis on or before certain dates. Should the Company not deliver the product in the agreed timeframe, financial penalties apply which may be paid either in product in-kind or cash. Under these agreements, the Company has accrued financial penalties payable as at December 31, 2020 of $1.5 million (December 31, 2019 - $1.5 million).

(b)	Contingencies

From time to time, the Company is involved in various claims and legal actions which occurred in the ordinary course of operations, the losses from which, if any, are not anticipated to be material to the financial statements.